Exhibit 10.8

AMENDMENT    NUMBER    TWO

AUTOMATIC REINSURANCE AGREEMENT

NUMBER              2509-09AY10 between

AMERICAN LIFE AND SECURITY CORPORATION

8101 O Street, Suite 101

Lincoln, Nebraska 68510

(The Ceding Company)

and

OPTIMUM RE INSURANCE COMPANY

1345 River Bend Drive, Suite 100

Dallas, TX 75247

(The Reinsurer)

Respecting the reinsurance premium calculation and submission.

1.     Effective from inception, August 1, 2009, this Agreement shall be amended to reflect a change in the reinsurance premium calculation and submission from an annual basis to a monthly basis as follows:

A.                 Article 5.2., Standard Risks, shall be deleted and replaced by the following language:

Monthly reinsurance premiums for standard risks shall be calculated at 1/12th of the annual premium rates specified in SCHEDULE F.

B.                 Article 8.1., Reinsurance Premiums, shall be deleted and replaced by the following language:

The reinsurance premiums are due on the policy issue date of the policy and every subsequent month thereafter and payable to OPTIMUM RE on a monthly basis regardless of how premiums are paid to THE COMPANY.

2.                    Signatures         The terms and conditions of this Agreement are not changed in any way except as stated herein.

In witness of the above, this Amendment is signed in duplicate at the dates and places indicated.

FOR                    AMERICAN LIFE AND SECURITY CORPORATION

DATE:	6/6/11	SIGNATURE:	/S/ Mark Oliver

PLACE:	Lincoln, NE	NAME:	Mark A. Oliver

WITNESS:		TITLE:	CEO

FOR                    OPTIMUM RE INSURANCE COMPANY

DATE:	5/23/11	SIGNATURE:	/S/ Mario Georgiev

PLACE:	Dallas, TX	NAME:	Mario Georgiev

WITNESS:	/S/ Unknown	TITLE:	CEO